OPPENHEIMER
SteelPath Panoramic Fund
Summary Prospectus	November 18, 2015
NYSE Ticker Symbols
Class A	EESAX
Class C	EESCX
Class R	EESRX
Class Y	EESYX
Class I	EESIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/SteelPathPanoramicFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated November 18, 2015, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/SteelPathPanoramicFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 21 of the prospectus and in the sections "How to Buy Shares" beginning on page 54 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class R	Class Y	Class I
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses[1]	0.47%	0.47%	0.47%	0.47%	0.28%
Total Annual Fund Operating Expenses	1.72%	2.47%	1.97%	1.47%	1.28%
Fee Waiver and/or Expense Reimbursement[2]	(0.17%)	(0.17%)	(0.17%)	(0.17%)	(0.18%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	2.30%	1.80%	1.30%	1.10%

1.

"Other Expenses" are based on estimated amounts for the current fiscal year.

2.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Operating Expenses after Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.55% for Class A shares, 2.30% for Class C shares, 1.80% for Class R shares, 1.30% for Class Y shares and 1.10% for Class I shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund's prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed		If shares are not redeemed
	1 Year	3 Years	1 Year	3 Years
Class A	$725	$1,074	$725	$1,074
Class C	$336	$762	$236	$762
Class R	$185	$608	$185	$608
Class Y	$133	$451	$133	$451
Class I	$113	$390	$113	$390

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in energy companies and energy-related opportunities across the energy value chain as well as energy beneficiaries. The energy value chain refers to the chain of activities related to the development, production, transportation, distribution, processing and refining of energy and is typically divided into upstream, midstream and downstream activities. The Fund primarily invests in equity securities of energy companies and companies that are positioned to benefit directly or indirectly from activities related to the development of energy ("energy-related activities"). The Fund takes a panoramic (i.e., wide-reaching and comprehensive) view of the universe of investment opportunities to include both companies in the traditional energy value chain as well as companies that the Manager expects to benefit from energy-related activities. These companies are collectively referred to as "energy companies" for purposes of this prospectus and are defined to include:

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Companies engaging in or supporting the acquisition, exploration and development or extraction of crude oil, condensate, natural gas, natural gas liquids, or other hydrocarbons ("Upstream" companies);

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Companies engaging in the gathering, transporting, terminalling, storing, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or other hydrocarbons ("Midstream" companies);

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Companies engaging in the processing, treating, or refining of crude oil, natural gas liquids or other hydrocarbons ("Downstream" companies); and

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Companies operating in the following areas that are expected to benefit from energy-related activities: chemicals and other materials manufacturers, engineering and construction, power generation, infrastructure and non-pipeline transportation and logistics companies, such as railroads and shipping, and other industrial companies ("Energy Beneficiaries").

The Fund considers Energy Beneficiaries to be those companies not deemed to be traditionally operating directly in the energy value chain, but that engage in business operations and services, products, and relationships that support, interface with, or directly impact or are directly affected by the primary business activities of companies in the energy value chain or the energy sector; or companies that are otherwise believed by the Manager to be uniquely positioned to benefit from the changing dynamics, catalysts and opportunities resulting from the production, development and growth of energy, particularly in North America. Such companies may include those that expect to benefit from the growing U.S. energy production and lower feedstock costs relative to global costs, or companies that enable the connectivity or production of energy supply and demand through technology, manufacturing or engineering solutions. The events or factors that influence such dynamics, catalysts and opportunities, and thereby impact a company's positioning to benefit from energy, can include shifts in market trends, imposition or removal of regulatory or structural constraints, supply/demand imbalances, changes in technology, price differentials, valuation, mergers, acquisitions and restructuring, as well as company-specific events.

The Fund may invest in all types of equity securities, including common stock, preferred stock, convertible securities, rights and warrants, other securities or instruments whose prices are linked to the value of common stock, and beneficial interests in master limited partnerships ("MLPs"). The Fund may invest up to 25% of its total assets in MLPs directly.

The Fund may invest up to 25% of its total assets in fixed-income securities, including securities rated investment-grade or below-investment-grade (commonly referred to as "junk bonds"), or that may be unrated. The Fund may invest up to 25% of its total assets in foreign securities, which may include securities of issuers in developing and emerging markets. The Fund may buy securities of issuers of any size and any market capitalization range. Although the Fund can invest in securities of companies of any size and any market capitalization range, the Fund anticipates that it will generally have greater exposure to small- and mid-sized companies. In addition, as a non-principal investment strategy, the Fund may invest in securities issued by open- and closed-end investment companies, including the retail shares of actively-managed and index exchange-traded funds ("ETFs").

In times of adverse or unstable market or economic conditions, such as reduced market liquidity or increased volatility, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market funds in the Oppenheimer family of funds. This will generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments or to maintain liquidity.

The Fund generally intends to focus on the long-term value offered primarily by North American companies across the energy value chain that it believes are, or will be, in position to benefit from the changing dynamics, catalysts and opportunities in the energy sector but may seek investment opportunities in other geographic regions of the world when investment opportunities or market conditions warrant. The

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Fund will utilize a fundamentals-focused, value-oriented investment approach to security selection and sub-sector allocation that is informed by marcoeconomic factors. The Fund may consider selling a security if any of the characteristics described above no longer applies, but it is not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stocks. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Small- and Mid-Cap Companies. The prices of securities issued by small- and mid-cap companies may be more volatile and such securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or their securities may not provide capital gains for some time, if at all.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks Related to Energy Companies. The volatility of energy commodity prices and changes in energy supply and/or demand, all of which can occur swiftly and unpredictably for a variety of reasons, can negatively affect the financial performance of energy companies. To varying degrees, energy companies across the energy value chain may be adversely affected—directly or indirectly—by the following factors: commodity price volatility; changes in the volume of commodities extracted, transported, processed, stored, distributed or consumed; reduced demand for oil, natural gas, petroleum products, or other energy commodities available for transporting, processing, storing, distributing or consumption; slowdowns in new construction and new acquisitions, which can limit the growth potential of energy companies; depletion of natural gas reserves or other commodities, if not replaced; natural phenomena such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes, wind and other extreme weather and environmental hazards; actual and threatened terrorist attacks, including breaches of cybersecurity; volatile financial markets and economic conditions, including rising interest rates and increases in the cost of capital; and operational issues, including but not limited to, equipment failure, structural, maintenance and safety problems, resource constraints and dependence on certain fuel sources.

Energy companies are subject to stringent federal, state and local environmental laws and regulations as well as international treaties and foreign governmental authorities, subjecting them to changes in regulations and other standards imposed by such jurisdictions. Changes in the laws, regulations or related interpretations relating to the operations and compliance requirements of energy companies could increase their expenses, reduce their cash distributions, negatively impact the value of their securities, or otherwise impact their ability to implement business strategies. Consequently, energy companies may at times have to make significant capital and other expenditures to comply with these laws and regulations, with no assurance of recovering related costs. Failure to comply with such laws and regulations can result in the imposition of costly fines or other sanctions that negatively impact energy companies' operations and profitability.

Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to the following: a common unit holder's limited control and limited rights to vote on matters affecting the MLP; potential conflicts of interest between the MLP and the MLP's general partner; cash flow; dilution; and the general partner's right to require unit holders to sell their common units at an undesirable time or price. MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional

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common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment. Changes in the laws, regulations or related interpretations relating to the Fund's investments in MLPs could increase the Fund's expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund's ability to implement its investment strategy. Due to the heavy state and federal regulations that an MLP's assets may be subject to, an MLP's profitability could be adversely impacted by changes in the regulatory environment.

MLP debt securities, including bonds and debentures, have characteristics similar to the fixed income securities of other issuers.

Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

     Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Because the Fund invests primarily in securities of issuers in the energy industry or sector, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders-

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which may be triggered by general market turmoil or an increase in interest rates-could cause the Fund to sell its holdings at a loss or at undesirable prices.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, which may be greater for such investments. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Eurozone Investment Risks. Certain of the regions in which the Fund invests, including the European Union (EU), currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return over the long-term primarily from equity securities of companies that are expected to benefit, either directly or indirectly, from the changing dynamics, catalysts and opportunities in the energy sector. Those investors should be willing to assume the risks of short-term share price fluctuations that can be associated with a fund focusing on the energy sector through investing in U.S. equity securities and, to a lesser extent, foreign equity securities, U.S. and foreign debt securities, MLPs, and derivative investments.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The Fund's Past Performance. Because the Fund had not commenced operations prior to the date of this prospectus, it has no prior performance information. After the Fund begins investment operations, performance information showing the variability of the Fund's returns will be available by calling the toll-free number on the back of the prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/SteelPathPanoramicFund

Investment Adviser. OFI SteelPath, Inc. (the "Manager") is the Fund's investment adviser.

Portfolio Manager. Brian Watson, CFA, has been a Vice President and a portfolio manager of the Fund since its inception (November 18, 2015).

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Effective January 25, 2016, the minimum initial investment for Class I shares will be $1 million per account.

Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer SteelPath Panoramic Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/SteelPathPanoramicFund. You can also request additional information about the Fund or your account:

Telephone	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR2437.001.1115